                                                                      EXHIBIT 99

                               CENTER TRUST, INC.
                            SUPPLEMENTAL INFORMATION
                               DECEMBER 31, 2000

                               TABLE OF CONTENTS

                                                               PAGE
                                                              -------
Company Profile.............................................        5
Operating Highlights/Capital Structure......................    6 - 7
Reconciliation of Common Shares and Operating Partnership
  Units Outstanding.........................................        8
Same Store Property Activity................................        9
Portfolio Highlights and Leasing Activity...................       10
Portfolio Summary...........................................       11
Portfolio Detail -- by Region...............................  12 - 15
Lease Expirations -- Overall Portfolio/Total Community
  Shopping Centers..........................................       16
Tenant Concentration........................................       17
Segment Concentration.......................................       18
Consolidated Statements of Operations and Reconciliation to
  Funds From Operations.....................................       19
Consolidated Balance Sheets.................................       20
Summary of Outstanding Debt.................................       21
Schedule of Mortgage Debt Maturities........................       22

                               CENTER TRUST, INC.

                                COMPANY PROFILE
                               DECEMBER 31, 2000

     Center Trust, Inc., is an owner, manager and developer of retail shopping centers in the western United States. The Company owns or controls a portfolio of 41 shopping centers, comprised of 35 community shopping centers, 2 regional malls and 4 single tenant facilities comprising 8.8 million square feet of total shopping center gross leasable area (GLA) and 7.1 million square feet of Company owned GLA. The Company owns properties in five states, California, Oregon, Washington and Arizona.

     The following Supplemental Information was prepared to provide additional financial, operational and portfolio information as of, and for the quarter ended, December 31, 2000 for the Company and its portfolio of assets. This information should be read in conjunction with the Company's 1999 Form 10-K and 2000 quarterly filings on Form 10-Q.

     Questions regarding the information contained in this document should be directed to Stuart Gulland, Chief Operating Officer or Ed Stokx, Senior Vice President of Finance, Center Trust, Inc., 3500 Sepulveda Boulevard, Manhattan Beach, California, 90266, telephone (310) 546-4520, fax (310) 546-5069 or email at IR@centertrust.com.

                               CENTER TRUST, INC.

                              OPERATING HIGHLIGHTS
                               DECEMBER 31, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                     THREE MONTHS ENDED     TWELVE MONTHS ENDED
                                                        DECEMBER 31,            DECEMBER 31,
                                                     -------------------    --------------------
                                                       2000       1999        2000        1999
                                                     --------    -------    --------    --------
OPERATING HIGHLIGHTS
  Funds From Operations (FFO)
     FFO - Basic and Diluted.......................  $  5,978    $10,524    $30,860     $42,477
     FFO per share - Basic and Diluted(1)..........  $   0.21    $  0.38    $  1.08     $  1.48
  Net (Loss) Income Available to Common              $(11,841)   $ 3,672    $ 3,773     $26,657
     Shareholders..................................

  Net (Loss) Income Per Share - Basic and            $  (0.44)   $  0.14    $  0.14     $  1.04
     Diluted.......................................

  EBITDA...........................................  $ 18,452    $22,500    $87,550     $93,438

  Funds Available for Distribution (FAD)...........  $  5,850    $10,489    $31,814     $42,809

  FAD per share - Basic............................  $   0.20    $  0.38    $  1.12     $  1.49

  Dividends Per Share..............................  $   0.21    $  0.36    $  0.84     $  1.44

  Interest Expense Coverage Ratio Based on                0.5        1.6        1.5         1.7
     EBITDA........................................

  General and Administrative Expense(2)............  $  1,515    $ 1,075    $ 5,723     $ 5,292

  G&A as % of Total Rental Revenue.................       7.1%      11.7%       5.9%        7.9%

  Ratio of Expense Recoveries to Recoverable             78.3%      93.1%      85.9%       87.7%
     Expenses......................................

  Ratio of Operating Expenses to Total Rental            45.1%      34.1%      36.7%       34.3%
     Revenue.......................................

---------------
(1) OP units are included in weighted average shares outstanding.

(2) Excludes a non-recurring restructuring charge of $1.1 million recorded in September 1999 and a non-recurring year-end adjustment for deferred compensation in December 1999 of $2.0 million.

                               CENTER TRUST, INC.

                               CAPITAL STRUCTURE
                               DECEMBER 31, 2000
                        (IN THOUSANDS EXCEPT SHARE DATA)

                                                 THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                    DECEMBER 31,              DECEMBER 31,
                                               -----------------------   -----------------------
                                                  2000         1999         2000         1999
                                               ----------   ----------   ----------   ----------
EQUITY INFORMATION
  Units Outstanding at End of Period.........   2,015,692    1,654,725    2,015,692    1,654,725
  Common Outstanding at End of Period........  26,721,226   26,647,968   26,721,226   26,647,968
                                               ----------   ----------   ----------   ----------
  Total Units and Common Shares Outstanding
     at End of Period........................  28,736,918   28,302,693   28,736,918   28,302,693
                                               ==========   ==========   ==========   ==========
  Basic and Diluted Weighted Average Units
     Outstanding.............................   1,932,132    1,762,161    1,778,791    3,084,350
  Basic and Diluted Weighted Average Common
     Shares Outstanding......................  26,701,759   26,168,540   26,676,641   25,696,646
                                               ----------   ----------   ----------   ----------
  Basic and Diluted Weighted Average Units
     and Common Shares Outstanding...........  28,633,891   27,930,701   28,455,432   28,780,996
                                               ==========   ==========   ==========   ==========

                                                                           AS OF
                                                       ---------------------------------------------
                                                       DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                           2000             1999            1998
                                                       -------------    ------------    ------------
                                                             (IN THOUSAND, EXCEPT SHARE DATA)
MARKET CAPITALIZATION
  Stock Price Activity
     High............................................    $  10.50         $  13.00       $    12.94
     Low.............................................    $   4.56         $   9.06       $     9.50
  Common Stock Price at End of Period................    $   4.69         $   9.69       $    12.25
  Equity Market Capitalization.......................    $134,776         $274,253       $  371,481
  Fixed-Rate Debt....................................      68,689          260,928          260,491
  Floating-Rate Debt.................................     249,363          263,540          236,895
  Subordinated Debentures............................     128,548          158,548          168,599
                                                         --------         --------       ----------
  Total Capitalization...............................    $581,376         $957,269       $1,037,466
                                                         ========         ========       ==========
  Debt-to-Total Capitalization.......................        76.8%            71.4%            64.2%
                                                         ========         ========       ==========

                               CENTER TRUST, INC.

           RECONCILIATION OF COMMON SHARES AND OPERATING PARTNERSHIP
                               UNITS OUTSTANDING
                            AS OF DECEMBER 31, 2000

                                                    COMMON      OPERATING PARTNERSHIP
                                                    STOCK               UNITS              TOTAL
                                                  ----------    ---------------------    ----------
Balance, January 1, 1999........................  25,346,727          4,978,240          30,324,967
  Shares Repurchased(1).........................    (966,700)                              (966,700)
  Units Converted to Shares.....................      40,000            (40,000)                 --
  Shares issued for Convertible Debentures......         222                 --                 222
  Issuance of Stock Grants to Employees.........      17,099                 --              17,099
                                                  ----------         ----------          ----------
Balance, March 31, 1999.........................  24,437,348          4,938,240          29,375,588
  Shares Repurchased(1)(2)......................    (596,101)                              (596,101)
  Units Repurchased(3)..........................          --         (3,101,617)         (3,101,617)
  Shares Issued.................................   2,260,232                 --           2,260,232
  Issuance of Stock Grants to Employees.........      11,746                 --              11,746
                                                  ----------         ----------          ----------
Balance, June 30, 1999..........................  26,113,225          1,836,623          27,949,848
  Issuance of Stock Grants to Employees.........      35,610                 --              35,610
  Shares Repurchased(1).........................      (3,900)                --              (3,900)
                                                  ----------         ----------          ----------
Balance, September 30, 1999.....................  26,144,935          1,836,623          27,981,558
  Units Converted to Shares.....................      22,375            (22,375)                 --
  Units Retired through Sale of Assets..........          --           (159,523)           (159,523)
  Issuance of Stock Grants to Employees.........     480,658                 --             480,658
                                                  ----------         ----------          ----------
Balance, December 31, 1999......................  26,647,968          1,654,725          28,302,693
  Units Issued..................................          --            104,717             104,717
  Issuance of Stock Grants to Employees.........      38,520                 --              38,520
                                                  ----------         ----------          ----------
Balance, March 31, 2000.........................  26,686,488          1,759,442          28,445,930
  Issuance of Stock Grants to Employees.........      16,831                 --              16,831
                                                  ----------         ----------          ----------
Balance, June 30, 2000..........................  26,703,319          1,759,442          28,462,761
  Cancelled Stock Grants........................     (33,333)                --             (33,333)
  Issuance of Stock Grants to Employees.........      31,773                 --              31,773
                                                  ----------         ----------          ----------
Balance, September 30, 2000.....................  26,701,759          1,759,442          28,461,201
  Units Issued..................................          --            256,250             256,250
  Issuance of Stock Grants to Employees.........      19,467                 --              19,467
                                                  ----------         ----------          ----------
Balance, December 31, 2000......................  26,721,226          2,015,692          28,736,918
                                                  ==========         ==========          ==========

---------------
(1) Shares purchased under $25 million repurchase program approved by the Board of Directors. Average cost per share including commissions and other costs was $10.78.

(2) Includes 590,034 shares repurchased from the Haagen Family on May 25, 1999.

(3) Includes 2,839,284 units repurchased from the Haagen Family on May 25, 1999 and 262,333 units repurchased from a former officer of the Company.

                               CENTER TRUST, INC.

                          SAME STORE PROPERTY ACTIVITY
                               DECEMBER 31, 2000
                                 (IN THOUSANDS)

                                    THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                       DECEMBER 31,                      DECEMBER 31,
                                    ------------------               --------------------
                                     2000       1999     % CHANGE      2000        1999     % CHANGE
                                    -------    -------   --------    --------    --------   --------
COMMUNITY SHOPPING CENTERS(1)
Revenues:
  Rental Revenue..................  $12,326    $12,300      0.2%     $49,261     $48,954       0.6%
  Recoveries from Tenants.........    4,129      4,173     -1.1%      14,857      14,749       0.7%
  Other Income....................      236        164     43.9%         731         641      14.0%
                                    -------    -------               -------     -------
          Total Revenues..........   16,691     16,637      0.3%      64,849      64,344       0.8%
Expenses:
  Recoverable Operating
     Expenses.....................    4,405      4,688     -6.0%      15,685      15,992      -0.9%
  Other Operating Expenses........      387        284     36.3%       1,532       1,389      10.3%
                                    -------    -------               -------     -------
          Total Expenses..........    4,792      4,972     -3.6%      17,217      17,381      -0.9%
                                    -------    -------               -------     -------
Net Operating Income..............  $11,899    $11,665      2.0%     $47,632     $46,963       1.4%
                                    =======    =======               =======     =======
          Total Properties........       40         40                    40          40
                                    =======    =======               =======     =======
Percentage Leased.................     93.4%      93.8%                 93.4%       93.8%
                                    =======    =======               =======     =======
Average Base Rent per square
  foot............................  $ 10.62    $ 10.51               $ 10.62     $ 10.51
                                    =======    =======               =======     =======

                                    THREE MONTHS ENDED               TWELVE MONTHS ENDED
                                       DECEMBER 31,                      DECEMBER 31,
                                    ------------------               --------------------
                                     2000       1999     % CHANGE      2000        1999     % CHANGE
                                    -------    -------   --------    --------    --------   --------
REGIONAL MALLS
Revenues:
  Rental Revenue..................  $ 4,886    $ 4,933     -1.0%     $18,572     $18,390       1.0%
  Recoveries from Tenants.........    2,286      2,131      7.3%       8,849       9,096      -2.7%
  Other Income....................      735        798     -7.9%       3,067       3,331      -7.9%
                                    -------    -------               -------     -------
          Total Revenues..........    7,907      7,862      0.6%      30,488      30,817      -1.1%
Expenses:
  Recoverable Operating
     Expenses.....................    3,484      2,894     20.4%      12,126      12,001       1.0%
  Other Operating Expenses........      106         30    253.3%         198          98     102.0%
                                    -------    -------               -------     -------
          Total Expenses..........    3,590      2,924     22.8%      12,324      12,099       1.9%
                                    -------    -------               -------     -------
Net Operating Income..............  $ 4,317    $ 4,938    -12.6%     $18,164     $18,718      -3.0%
                                    =======    =======               =======     =======
          Total Properties........        2          2                     2           2
                                    =======    =======               =======     =======
Percentage Leased.................     92.1%      90.9%                 92.1%       90.9%
                                    =======    =======               =======     =======
Average Base Rent per square
  foot............................  $ 16.51    $ 16.70               $ 16.51     $ 16.70
                                    =======    =======               =======     =======

Same Store properties are those which were owned as of January 1, 1999.
-------------------------
(1) Excludes El Camino North which we are preparing for redevelopment.

                               CENTER TRUST, INC.

                   PORTFOLIO HIGHLIGHTS AND LEASING ACTIVITY
                            AS OF DECEMBER 31, 2000

                                                                          AS OF
                                                       --------------------------------------------
                                                       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                           2000            1999            1998
                                                       ------------    ------------    ------------
PORTFOLIO HIGHLIGHTS
  Company Owned GLA
     Community Shopping Centers......................    5,397,270       7,547,955       7,887,404
     Regional Malls..................................    1,328,109       1,178,109       1,178,009
     Single Tenant Facilities........................      391,884         672,007       1,119,212
       Total Company Owned GLA.......................    7,117,263       9,398,071      10,184,625
  Percentage Leased
     Community Shopping Centers......................         93.1%           95.0%           91.9%
     Regional Malls..................................         92.1%           90.9%           90.9%
     Single Tenant Facilities........................        100.0%          100.0%          100.0%
       Overall Portfolio.............................         93.3%           94.9%           92.7%
  Average Base Rent
     Community Shopping Centers
       Anchor........................................   $     7.40      $     8.70     $      9.14
       Pad...........................................   $    14.09      $    15.05     $     14.59
       Shop..........................................   $    15.44      $    15.32     $     14.79
       Overall.......................................   $    10.54      $    11.11     $     11.26
     Regional Malls
       Anchor........................................   $    10.98      $    11.75     $     11.69
       Pad...........................................   $    19.60      $    18.61     $     17.99
       Shop..........................................   $    26.79      $    24.20     $     22.92
       Overall.......................................   $    16.51      $    16.70     $     16.16
     Single Tenant Facilities........................   $     5.39      $     5.97     $      6.37
     Overall Portfolio...............................   $    11.33      $    11.40     $     11.23
  Number of Properties
     Community Shopping Centers......................           35              47              49
     Regional Malls..................................            2               2               2
     Single Tenant Facilities........................            4               7              12
       Overall Portfolio.............................           41              56              63

                                                                 THREE           TWELVE
                                                                 MONTHS          MONTHS
                                                                 ENDED           ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  2000            2000
                                                              ------------    ------------
SUMMARY OF LEASING ACTIVITY -- COMMUNITY SHOPPING CENTERS
  Space Vacated
     Number of Leases.......................................          31              86
     Gross Leasable Area....................................      64,684         194,532
     Base Rent per Square Foot..............................    $  14.07        $  14.42
  New Leases Executed
     Number of Leases.......................................          12              50
     Gross Leasable Area....................................      26,364         176,615
     Base Rent per Square Foot..............................    $  16.68        $  13.16
  Lease Renewals Executed
     Number of Leases.......................................          16             104
     Gross Leasable Area....................................      34,139         328,451
     New Annual Base Rent per Square Foot...................    $  19.20        $  14.46
     Percentage Change from Prior...........................       10.56%           5.12%
  Leases with Contractual Rent Adjustments
     Number of Leases.......................................          46             317
     Gross Leasable Area....................................     119,623         767,577
     New Annual Base Rent per Square Foot...................    $  14.78        $  15.57
     Percentage Change from Prior...........................         2.9%           5.42%

                               CENTER TRUST, INC.

                               PORTFOLIO SUMMARY
                            AS OF DECEMBER 31, 2000

                                                 NUMBER                 TOTAL LEASED GLA                COMPANY
                                                   OF                   ----------------                 OWNED     PERCENT
                                               PROPERTIES    ANCHOR           PAD            SHOP         GLA      LEASED
                                               ----------   ---------   ----------------   ---------   ---------   -------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................       7         577,978       100,224          367,855   1,128,200     92.7%
Northern and Central California Region.......       7         348,261        11,808          335,955     771,380     90.2%
Southern California Region...................      16       1,602,150       275,153          650,209   2,672,273     94.6%
Southwest Region.............................       5         465,580        36,395          254,860     825,417     91.7%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL COMMUNITY SHOPPING CENTERS...      35       2,993,969       423,580        1,608,879   5,397,270     93.1%
REGIONAL MALLS...............................       2         759,515        78,594          385,433   1,328,109     92.1%
SINGLE TENANT FACILITIES.....................       4         387,984         3,900               --     391,884    100.0%
                                                   --       ---------       -------        ---------   ---------    -----
          TOTAL PORTFOLIO....................      41       4,141,468       506,074        1,994,312   7,117,263     93.3%
                                                   ==       =========       =======        =========   =========    =====

                                                               AVERAGE
                                                                BASE
                                               ANNUALIZED       RENT
                                                BASE RENT    PER SQ. FT.
                                               -----------   -----------
COMMUNITY SHOPPING CENTERS
Pacific Northwest Region.....................  $10,623,442     $10.16
Northern and Central California Region.......    7,369,897      10.59
Southern California Region...................   29,234,015      11.57
Southwest Region.............................    5,726,322       7.57
                                               -----------     ------
          TOTAL COMMUNITY SHOPPING CENTERS...   52,953,676      10.54
REGIONAL MALLS...............................   20,203,191      16.51
SINGLE TENANT FACILITIES.....................    2,111,424       5.39
                                               -----------     ------
          TOTAL PORTFOLIO....................  $75,268,291     $11.33
                                               ===========     ======

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             1993        68,473   20,449     49,999     153,320    90.6%   $  1,422,606
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................    1988       159,282   26,587     66,095     264,649    95.2       2,258,281
    Gresham, OR
  The Medford Center................    1998       196,032   17,432     89,349     326,494    92.7       2,645,483
    Medford, OR
  Ross Center.......................    1987        53,331    9,020     61,773     134,485    92.3       1,501,056
    Portland, OR
  Silverdale Shopping Center........    1990        29,020       --     33,870      67,287    93.5         780,594
    Silverdale, WA
  Vancouver Park Place..............    1987        33,938   14,900     27,006      77,944    97.3         940,240
    Vancouver, WA
  Westgate North Shopping Center....    1980        37,902   11,836     39,763     104,021    86.0       1,075,182
    Tacoma, WA
                                                 ---------  -------  ---------  ----------   -----    ------------
  Pacific Northwest Region..........               577,978  100,224    367,855   1,128,200    92.7      10,623,442
                                                 ---------  -------  ---------  ----------   -----    ------------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......    1978            --       --     11,540      14,115    81.8          81,261
    Bakersfield, CA
  Madera Marketplace................    1992        92,278       --     58,553     168,596    89.5       1,600,322
    Madera, CA
  Marshall's Plaza..................    1989        27,000       --     34,875      79,000    78.3         727,580
    Modesto, CA
  Mineral King Plaza................    1983            --       --     34,660      39,060    88.7         537,585
    Visalia, CA
  Rheem Valley......................    1990        51,009    5,150     78,515     153,999    87.5       1,552,306
    Moraga, CA
  Rosedale Village Shopping             1991        72,324    6,658     45,765     127,547    97.8       1,380,271
    Center..........................
    Bakersfield, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
COMMUNITY RETAIL CENTERS
PACIFIC NORTHWEST
  Frontier Village Shopping             $10.24      Safeway, Bartell Drugs
    Center..........................
    Lake Stevens, WA
  Gresham Town Fair.................      8.96      Ross Stores, Emporium, GI
    Gresham, OR                                     Joe's, Craft Warehouse,
                                                    JoAnn Fabrics
  The Medford Center................      8.74      Cinemark Theatres, Sears,
    Medford, OR                                     Payless*, Safeway*, Circuit
                                                    City, 24 Hour Fitness
  Ross Center.......................     12.09      Ross Stores, Michaels, Pier
    Portland, OR                                    1 Imports
  Silverdale Shopping Center........     12.41      Ross Stores
    Silverdale, WA
  Vancouver Park Place..............     12.40      T.J. Maxx, Pier 1 Imports
    Vancouver, WA
  Westgate North Shopping Center....     12.01      Quality Food Centers
    Tacoma, WA
                                        ------
  Pacific Northwest Region..........     10.16
                                        ------
NORTHERN & CENTRAL CALIFORNIA REGION
  Bakersfield Shopping Center.......      7.04
    Bakersfield, CA
  Madera Marketplace................     10.61      Wal-Mart*, Pak-N-Sav
    Madera, CA
  Marshall's Plaza..................     11.76      Marshall's
    Modesto, CA
  Mineral King Plaza................     15.51      Vons*, Longs Drugs*
    Visalia, CA
  Rheem Valley......................     11.53      T. J. Maxx, Longs Drugs
    Moraga, CA
  Rosedale Village Shopping              11.06      Savemart, Payless Drugs,
    Center..........................                Kmart*
    Bakersfield, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Southpointe Plaza.................    1982       105,650       --     72,047     189,063    94.0%   $  1,490,572
    Sacramento, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Northern & Central California                      348,261   11,808    335,955     771,380    90.2       7,369,897
  Region............................
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............    1980       149,300    5,623     19,616     178,889    97.6         693,263
    El Centro, CA
  Country Fair Shopping Center......    1992        96,225   27,341     27,801     168,310    89.9       2,157,182
    Chino, CA
  Date Palm Center..................    1987        99,919       --     11,691     117,362    95.1       1,697,776
    Cathedral City, CA
  El Camino North...................    1982        68,902  127,713     56,009     291,593    86.6       3,051,639
    Oceanside, CA
  Fire Mountain Center..............    1987        44,481   23,432     23,783      92,378    99.3       1,815,195
    Oceanside, CA
  Fullerton Town Center.............    1987       171,613   19,722     42,844     264,647    88.5       3,528,386
    Fullerton, CA
  Gardena Gateway Center............    1990        41,300    5,062     19,625      65,987   100.0       1,022,487
    Gardena, CA
  Kenneth Hahn Plaza................    1987        97,186   14,598     51,263     165,047    98.8       1,565,787
    Los Angeles, CA
  La Verne Towne Center.............    1986       158,860    1,940     58,239     231,143    94.8       1,366,910
    La Verne, CA
  Lakewood Plaza....................    1989        93,342    4,365     15,804     113,511   100.0       1,313,350
    Bellflower, CA
  Loma Square.......................    1980        96,514       --    111,670     210,704    98.8       2,820,836
    San Diego, CA
  Mountain Square Shopping Center...    1988       185,945       --     70,619     273,189    93.9       3,074,627
    Upland, CA
  North County Plaza................    1987        43,610   28,720     74,245     153,325    95.6       2,158,380
    Carlsbad, CA
  Parkway Place.....................    1989        91,127   12,917     11,856     120,425    96.2       1,181,163
    Escondido, CA
  Vermont-Slauson Shopping Center...    1981       142,411    3,720     23,613     169,744   100.0       1,004,549
    Los Angeles, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Southpointe Plaza.................    $ 8.39      Big 5 Sporting Goods
    Sacramento, CA
                                        ------
Northern & Central California            10.59
  Region............................
                                        ------
SOUTHERN CALIFORNIA REGION
  Center of El Centro...............      3.97      Sears, Mervyn's
    El Centro, CA
  Country Fair Shopping Center......     14.25      Albertsons*, PETsMART,
    Chino, CA                                       Rite-Aid, Staples, T.J.
                                                    Maxx
  Date Palm Center..................     15.21      Sam's Club (Wal-Mart)
    Cathedral City, CA
  El Camino North...................     12.08      Mervyn's*, Toys 'R' Us*,
    Oceanside, CA                                   Petco*, Ross Stores,
                                                    Steinmart
  Fire Mountain Center..............     19.80      Strouds, Lamps Plus, Trader
    Oceanside, CA                                   Joe's, Bookstar
  Fullerton Town Center.............     15.07      Costco*, AMC Theatres, Toys
    Fullerton, CA                                   'R' Us, Office Depot
  Gardena Gateway Center............     15.50      Marukai (Rite-Aid), TAWA
    Gardena, CA
  Kenneth Hahn Plaza................      9.60      Food 4 Less, Pic 'N' Save,
    Los Angeles, CA                                 Rite-Aid, Super Trak Auto
  La Verne Towne Center.............      6.24      Target, Top Valu
    La Verne, CA                                    (Albertsons)
  Lakewood Plaza....................     11.57      Stater Bros. (Albertsons),
    Bellflower, CA                                  Staples
  Loma Square.......................     13.55      T.J. Maxx, Circuit City,
    San Diego, CA                                   Sav- on Drugs
  Mountain Square Shopping Center...     11.98      Home Depot, Staples,
    Upland, CA                                      Pavilions, Factory 2 U
  North County Plaza................     14.73      Marshall's, Michael's, Kids
    Carlsbad, CA                                    'R' Us
  Parkway Place.....................     10.19      Albertsons, Office Depot
    Escondido, CA
  Vermont-Slauson Shopping Center...      5.92      Ralphs, Kmart, Sav-on Drugs
    Los Angeles, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Vineyards Marketplace.............    1991        21,415       --     31,531      56,019    94.5%   $    782,485
    Rancho Cucamonga, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
Southern California Region..........             1,602,150  275,153    650,209   2,672,273    94.6      29,234,015
                                                 ---------  -------  ---------  ----------   -----    ------------
SOUTHWEST REGION
  Kyrene Village Shopping Center....    1987        81,355    5,120     48,145     162,074    83.1       1,029,764
    Chandler, AZ
  North Mountain Village............    1985        41,215       --     47,237      94,379    93.7         859,824
    Phoenix, AZ
  Randolph Plaza....................    1999       136,110    6,150     33,267     180,382    97.3       1,086,218
    Tucson, AZ
  Southern Palms Center.............    1980       103,875   20,025    110,097     251,663    93.0%   $  2,085,021
    Tempe, AZ
  Sunrise Place Center..............    1992       103,025    5,100     16,114     136,919    90.7         665,494
    Tucson, AZ
                                                 ---------  -------  ---------  ----------   -----    ------------
Southwest Region....................               465,580   36,395    254,860     825,417    91.7       5,726,322
                                                 ---------  -------  ---------  ----------   -----    ------------
COMMUNITY RETAIL CENTERS............             2,993,969  423,580  1,608,879   5,397,270    93.1      52,953,676
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......    1988       291,554   29,610    159,212     509,704    94.2       7,212,233
    Los Angeles, CA
  Media City Center.................    1992       467,961   48,984    226,221     818,405    90.8      12,990,958
    Burbank, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
REGIONAL MALLS......................               759,515   78,594    385,433   1,328,109    92.1      20,203,191
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES
  Kmart.............................    1990       104,204       --         --     104,204   100.0         551,576
    Phoenix, AZ
  Kmart.............................    1990        86,479       --         --      86,479   100.0         415,951
    Madera, CA
  Kmart.............................    1990        86,479       --         --      86,479   100.0         411,132
    Rocklin, CA

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Vineyards Marketplace.............    $14.78      Albertsons*, Sav-on Drugs
    Rancho Cucamonga, CA
                                        ------
Southern California Region..........     11.57
                                        ------
SOUTHWEST REGION
  Kyrene Village Shopping Center....      7.65      Basha's, Kyrene Lanes,
    Chandler, AZ                                    Audio Express
  North Mountain Village............      9.72      Fry's Food & Drug*, T. J.
    Phoenix, AZ                                     Maxx, Greenbacks
  Randolph Plaza....................      6.19      Fry's, Walgreen's,
    Tucson, AZ                                      MacFrugal's
  Southern Palms Center.............    $ 8.91      Food 4 Less, Heilig Meyer
    Tempe, AZ                                       Furniture, Staples, Coomers
                                                    Craft Mall
  Sunrise Place Center..............      5.36      Smith's Food & Drug
    Tucson, AZ
                                        ------
Southwest Region....................      7.57
                                        ------
COMMUNITY RETAIL CENTERS............     10.54
                                        ------
REGIONAL MALLS
  Baldwin Hills Crenshaw Plaza......     15.01      Sears*, Robinsons-May*,
    Los Angeles, CA                                 Wal-Mart, Albertsons, T.J.
                                                    Maxx, Sony/Magic Johnson
                                                    Theaters
  Media City Center.................     17.48      Macy's, IKEA*, Sears*,
    Burbank, CA                                     Mervyn's*, AMC Theatres,
                                                    Sports Chalet, CompUSA,
                                                    Barnes & Noble, Virgin
                                                    Megastore
                                        ------
REGIONAL MALLS......................     16.51
                                        ------
SINGLE TENANT FACILITIES
  Kmart.............................      5.29      Kmart
    Phoenix, AZ
  Kmart.............................      4.81      Kmart
    Madera, CA
  Kmart.............................      4.75      Kmart
    Rocklin, CA

                                                CENTER TRUST, INC.
                                          PORTFOLIO DETAIL -- BY REGION
                                             AS OF DECEMBER 31, 2000

                                        YEAR           TOTAL LEASED GLA          COMPANY
                                      BUILT OR   -----------------------------    OWNED     PERCENT    ANNUALIZED
           PROPERTY NAME              REMODEL     ANCHOR      PAD      SHOP        GLA      LEASED     BASE RENT
           -------------              --------   ---------  -------  ---------  ----------  -------   ------------
  Sam's Club........................    1988       110,822    3,900         --     114,722   100.0         732,765
    Downey, CA
                                                 ---------  -------  ---------  ----------   -----    ------------
SINGLE TENANT FACILITIES............               387,984    3,900         --     391,884   100.0       2,111,424
                                                 ---------  -------  ---------  ----------   -----    ------------
TOTAL PROPERTIES....................             4,141,468  506,074  1,994,312   7,117,263    93.3      75,268,291
                                                 =========  =======  =========  ==========   =====    ============

                                                 CENTER TRUST, INC.
                                            PORTFOLIO DETAIL -- BY REGION
                                               AS OF DECEMBER 31, 2000
                                        AVERAGE
                                         BASE
                                         RENT
           PROPERTY NAME              PER SQ. FT.   ANCHOR OR PRINCIPAL TENANTS
           -------------              -----------   ---------------------------
  Sam's Club........................      6.39      Sam's Club (Wal-Mart)
    Downey, CA
                                        ------
SINGLE TENANT FACILITIES............      5.39
                                        ------
TOTAL PROPERTIES....................    $11.33
                                        ======

---------------

* Anchor space non-owned by Company

                               CENTER TRUST, INC.

                     LEASE EXPIRATIONS -- OVERALL PORTFOLIO
                               DECEMBER 31, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    103      135,539    17.18            --       --       4,900     9.34       130,639    17.47
2000.................     24       24,414    30.93            --       --          --       --        24,414    30.93
2001.................    197      542,739    14.43       184,992     6.82      18,682    18.67       339,065    18.35
2002.................    179      709,182    11.86       339,595     5.86      45,157    14.08       324,430    17.83
2003.................    145      543,593    11.77       228,926     4.61      42,198    14.70       272,469    17.33
2004.................    124      657,907    11.35       371,995     6.87      36,471    19.56       249,441    16.82
2005.................    129      574,339    15.87       256,340    14.25      43,309    17.92       274,690    17.06
2006.................     62      417,064    12.27       252,103    10.09      42,312    11.87       122,649    16.88
2007.................     33      256,950    11.34       129,207     6.90      38,642    10.94        89,101    17.93
2008.................     26      342,963    11.83       279,529    10.42      26,153    21.34        37,281    15.68
2009.................     18      355,406     6.80       303,864     4.66      38,679    17.77        12,863    24.56
THEREAFTER...........     77    2,081,758     8.81     1,794,917     7.96     169,571    13.16       117,270    14.84
                       -----    ---------    -----     ---------    -----     -------    -----     ---------    -----
         TOTAL.......  1,117    6,641,854    11.33     4,141,468     7.86     506,074    14.90     1,994,312    17.63
                       =====    =========    =====     =========    =====     =======    =====     =========    =====

             LEASE EXPIRATIONS -- TOTAL COMMUNITY SHOPPING CENTERS
                               DECEMBER 31, 2000

                             OVERALL PORTFOLIO               ANCHORS                 PADS                 SHOPS
                       -----------------------------   --------------------   ------------------   --------------------
                       NUMBER                 BASE                   BASE                 BASE                   BASE
       YEAR OF           OF      SQUARE     RENT PER    SQUARE     RENT PER   SQUARE    RENT PER    SQUARE     RENT PER
     EXPIRATION        LEASES     FEET      SQ. FT.      FEET      SQ. FT.     FEET     SQ. FT.      FEET      SQ. FT.
     ----------        ------   ---------   --------   ---------   --------   -------   --------   ---------   --------
M-T-M................    47        65,004    16.03            --       --       1,000    13.00        64,004    16.08
2000.................    11        17,624    14.15            --       --          --       --        17,624    14.15
2001.................   143       481,653    11.42       184,992     6.82      18,682    18.67       277,979    14.00
2002.................   145       655,505    10.49       339,595     5.86      44,117    13.38       271,793    15.81
2003.................   119       492,760    10.35       228,926     4.61      42,198    14.70       221,636    15.45
2004.................    99       580,965    10.10       341,423     6.43      28,171    19.57       211,371    14.76
2005.................   109       443,327    13.52       158,761     8.90      41,589    17.36       242,977    15.88
2006.................    52       369,534    11.31       226,799     9.09      35,902    12.56       106,833    15.61
2007.................    26       206,392     9.73       129,207     6.90      38,642    10.94        38,543    17.98
2008.................    22       291,797    10.39       234,572     9.12      21,153    17.87        36,072    14.28
2009.................    13       230,543     6.33       193,042     3.70      25,197    17.96        12,304    23.73
THEREAFTER...........    53     1,191,324     9.61       956,652     8.81     126,929    11.18       107,743    14.16
                        ---     ---------    -----     ---------     ----     -------    -----     ---------    -----
         TOTAL.......   839     5,026,428    10.54     2,993,969     7.40     423,580    14.09     1,608,879    15.44
                        ===     =========    =====     =========     ====     =======    =====     =========    =====

                               CENTER TRUST, INC.

           SUMMARY OF TENANTS WITH RENTS EXCEEDING 1% OF TOTAL RENTS
                            AS OF DECEMBER 31, 2000

                                                                                               PERCENTAGE
                                                                      PERCENTAGE     TOTAL     OF COMPANY
                                            NUMBER OF   ANNUALIZED     OF TOTAL     TENANT       OWNED
NUMBER             RETAIL TENANT             STORES      BASE RENT    BASE RENT       GLA         GLA
------             -------------            ---------   -----------   ----------   ---------   ----------
   1     AMC ENTERTAINMENT................      4       $ 2,881,792      3.83%       125,429      1.89%
   2     WAL-MART STORES INC.(1)..........      2         2,138,834      2.84%       210,741      3.17%
   3     ALBERTSON'S INC..................      7         2,017,188      2.68%       296,599      4.47%
   4     TJX COMPANIES INC., THE..........      8         1,830,430      2.43%       220,614      3.32%
   5     SAFEWAY INC......................      3         1,660,853      2.21%       170,561      2.57%
   6     KMART CORP.......................      4         1,596,839      2.12%       359,666      5.42%
   7     KROGER CO., THE..................      6         1,544,956      2.05%       323,388      4.87%
   8     LOEWS CINEPLEX ENTERTAINMENT.....      1         1,484,853      1.97%        67,579      1.02%
   9     STAPLES INC......................      5         1,227,546      1.63%       110,881      1.67%
  10     CIRCUIT CITY STORES INC..........      3         1,088,400      1.45%        84,680      1.27%
  11     HOME DEPOT INC., THE.............      1           965,930      1.28%        98,064      1.48%
  12     ROSS STORES INC..................      4           896,060      1.19%       117,852      1.77%
  13     FEDERATED DEPARTMENT STORES......      1           894,179      1.19%       237,145      3.57%
  14     THE LIMITED INC..................     10           893,697      1.19%        59,605      0.90%
  15     PAYLESS SHOESOURCE INC...........     13           876,328      1.16%        42,934      0.65%
  16     TARGET CORPORATION...............      3           809,555      1.08%       284,182      4.28%
  17     CINEMARK USA INC.................      1           798,566      1.06%        57,273      0.86%
  18     TOYS 'R' US INC..................      2           787,272      1.05%        82,022      1.23%
  19     SPORT CHALET INC.................      1           775,508      1.03%        44,957      0.68%
                                               --       -----------     ------     ---------     ------
         TOTAL............................     79       $25,168,786     33.44%     2,994,172     45.08%
                                               ==       ===========     ======     =========     ======

---------------
(1) Includes location at Baldwin Hills Crenshaw Plaza where rent has not yet commenced.

                               CENTER TRUST, INC.

            MAJOR SEGMENT CONCENTRATION EXCEEDING 2% OF TOTAL RENTS
                            AS OF DECEMBER 31, 2000

                                                                                                PERCENTAGE
                                                        TOTAL SEGMENT    PERCENT      TOTAL     OF COMPANY
                                            NUMBER OF    ANNUALIZED     OF TOTAL     SEGMENT      OWNED
NUMBER             RETAIL TENANT             LEASES       BASE RENT     BASE RENT      GLA         GLA
------             -------------            ---------   -------------   ---------   ---------   ----------
   1     Supermarkets.....................      18       $ 6,237,122      8.29%       853,104     12.84%
   2     Theaters/Entertainment...........      12         5,781,920      7.68%       314,852      4.74%
   3     Fast Food........................     154         5,559,657      7.39%       255,919      3.85%
   4     Discount Retailers...............       9         5,345,228      7.10%       940,789     14.16%
   5     Restaurants......................      63         5,039,642      6.70%       327,802      4.94%
   6     Family Apparel...................      30         3,860,692      5.13%       467,873      7.04%
   7     Health & Beauty..................     118         3,550,315      4.72%       209,639      3.16%
   8     Women's Apparel..................      45         2,874,328      3.82%       196,605      2.96%
   9     Music and Video..................      29         2,852,762      3.79%       144,922      2.18%
  10     Electronics......................      32         2,826,115      3.75%       168,844      2.54%
  11     Home Furnishings/Housewares......      26         2,513,768      3.34%       174,892      2.63%
  12     Footwear.........................      36         2,138,459      2.84%       105,910      1.59%
  13     Office Supply....................       7         1,758,612      2.34%       173,781      2.62%
                                               ---       -----------     ------     ---------     ------
         TOTAL............................     579       $50,338,620     66.88%     4,334,932     65.27%
                                               ===       ===========     ======     =========     ======

                               CENTER TRUST, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                  AND RECONCILIATION TO FUNDS FROM OPERATIONS
                                 (IN THOUSANDS)

                                                   THREE MONTHS ENDED     TWELVE MONTHS ENDED
                                                      DECEMBER 31,            DECEMBER 31,
                                                   -------------------    --------------------
                                                     2000       1999        2000        1999
                                                   --------    -------    --------    --------
Rental income....................................  $ 20,881    $25,700    $ 95,082    $105,410
Expense reimbursements...........................     7,523      8,333      30,527      32,387
Percentage rents.................................       422        562       1,844       2,103
Other income.....................................     4,725      1,231       9,320       4,986
                                                   --------    -------    --------    --------
          Total Revenues.........................    33,551     35,826     136,773     144,886
                                                   --------    -------    --------    --------
Interest.........................................    12,484     14,105      57,177      54,649
Depreciation and amortization....................     5,732      6,467      24,959      24,854
Property operating costs:
  Common area....................................     5,745      4,652      20,960      21,217
  Property taxes.................................     3,204      3,724      13,119      14,505
  Leasehold rentals..............................       201        396       1,295       1,681
  Marketing......................................       653        578       1,454       1,188
  Other operating................................     3,781        901       6,672       4,417
Impairment of Assets Held for Sale...............     4,770         --       4,770          --
General and administrative.......................     1,515      3,075       5,723       8,440
                                                   --------    -------    --------    --------
          Total Expenses.........................    38,085     33,898     136,129     130,951
                                                   --------    -------    --------    --------
Income (Loss) from Operations before Other
  Items..........................................    (4,534)     1,928         644      13,935
Gain on the Sale of Rental Assets................     7,048      3,630      21,245      23,991
Minority Interests -- Operating Partnership......       778       (242)       (301)     (4,497)
Minority Interests -- Other......................       (72)       (66)       (301)       (289)
                                                   --------    -------    --------    --------
Net Income before Extraordinary Loss.............     3,220      5,250      21,287      33,140
Extraordinary Loss -- Early Extinguishment of
  Debt...........................................   (15,061)    (1,578)    (17,514)     (6,483)
                                                   --------    -------    --------    --------
Net (Loss) Income................................   (11,841)     3,672       3,773      26,657
Adjustments to reconcile net (loss) income to
  FFO:
  Depreciation of real property..................     5,517      6,370      24,454      24,655
  Minority Interests.............................      (862)       158         (65)      4,163
  Extraordinary Loss -- Early Extinguishment of
     Debt........................................    15,061      1,578      17,514       6,483
  Gain on the Sale of Assets.....................    (7,048)    (3,630)    (21,245)    (23,991)
  Impairment of Assets Held for Sale.............     4,770         --       4,770          --
  Other..........................................       381      2,376       1,659       4,510
                                                   --------    -------    --------    --------
Funds From Operations............................     5,978     10,524      30,860      42,477
                                                   ========    =======    ========    ========

                               CENTER TRUST, INC.

                          CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2000             1999
                                                              -------------    ------------
Rental properties...........................................    $ 776,667       $1,030,689
Accumulated depreciation and amortization...................     (136,828)        (143,610)
                                                                ---------       ----------
  Rental properties, net....................................      639,839          887,079
Cash and cash equivalents...................................        6,164            5,204
Tenant receivables, net.....................................       11,920            8,508
Other receivables...........................................        5,603            6,181
Restricted cash.............................................        9,531           20,577
Deferred charges, net.......................................       18,030           20,966
Other assets................................................        3,492            3,305
                                                                ---------       ----------
          Total.............................................    $ 694,579       $  951,820
                                                                =========       ==========

                           LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Secured debt................................................    $ 318,052       $  524,468
7 1/2% Convertible subordinated debentures..................      128,548          128,548
7 1/4% Exchangeable subordinated debentures.................           --           30,000
Accrued dividend and distributions..........................        6,035            9,963
Accrued interest............................................        5,827            5,441
Accounts payable and other accrued expenses.................       10,161            6,760
Accrued construction costs..................................        1,060            1,753
Tenant security and other deposits..........................        1,797            2,189
                                                                ---------       ----------
Total liabilities...........................................      471,480          709,122
                                                                ---------       ----------
MINORITY INTERESTS
Operating partnership (2,015,692 and 1,654,725 units issued
  as of December 31, 2000 and 1999, respectively)...........       15,075           14,091
Other minority interests....................................        1,620            1,319
                                                                ---------       ----------
Total minority interest.....................................       16,695           15,410
                                                                ---------       ----------
STOCKHOLDERS' EQUITY
Common stock ($.01 par value, 100,000,000 shares authorized;
  26,721,226 and 26,647,968 shares issued and outstanding as
  of December 31, 2000 and 1999, respectively)..............          266              266
Additional paid-in capital..................................      359,419          361,412
Accumulated distributions and deficit.......................     (153,281)        (134,390)
                                                                ---------       ----------
Total stockholders' equity..................................      206,404          227,288
                                                                ---------       ----------
          Total.............................................    $ 694,579       $  951,820
                                                                =========       ==========

                               CENTER TRUST, INC.

                          SUMMARY OF OUTSTANDING DEBT
                               DECEMBER 31, 2000
                                 (IN THOUSANDS)

                                                                                                        BALANCE        BALANCE
                                                                              MATURITY    AVERAGE     DECEMBER 31,   DECEMBER 31,
                LENDER                           PROPERTY            RATE       DATE     MATURITIES       2000           1999
                ------                           --------           ------    --------   ----------   ------------   ------------
FIXED RATE MORTGAGES
 Principal Mutual Life Insurance
   Company............................  North Mountain Village       8.250%   05/01/01       0.3        $  8,125       $  8,182
 Metropolitan Life Insurance
   Company............................  Date Palm                   10.450%   07/31/02       1.6           9,102          9,254
 The Travelers Insurance Company......  North County                10.375%   01/31/03       2.1          15,232         15,573
 Column Financial, Inc................  Mineral King                 9.680%   08/01/06       5.6           3,578          3,673
 Eastrich #79 Corporation (AEW)(2)....  Loan #1                     11.450%   10/15/06       5.8           5,269         19,908
 Eastrich #79 Corporation (AEW)(3)....  Loan #2                     10.900%   10/15/06       5.8           8,723          9,153
 Chase Commercial Mortgage Banking
   Corp...............................  Vineyards Marketplace        8.300%   11/10/09       8.9           5,157          5,191
 Chase Commercial Mortgage Banking
   Corp...............................  Kyrene Village               8.300%   11/10/09       8.9           7,893          7,945
 Aid Association for Lutherans........  Westgate North               8.300%   04/01/14      13.3           5,610          5,846
 First Union National Bank............  Gardena, Gresham, Loma       7.750%   07/01/09       8.5          51,378         51,784
                                        Square and Southpointe
 Nomura Asset Capital
   Corporation(1).....................  Tranche A                    8.938%        N/A        --              --         22,198
 DLJ Mortgage Acceptance Corp.(9).....  Charleston                   8.050%        N/A        --              --         15,201
 Teachers(9)..........................  Pavilions                    7.440%        N/A        --              --         24,064
 Chase Commercial Mortgage Banking
   Corp.(9)...........................  Torrance Promenade           8.300%        N/A        --              --         29,981
 Nomura Asset Capital
   Corporation(1).....................  Tranche B                    9.000%        N/A        --              --         32,975
                                                                                                        --------       --------
       Total Fixed-Rate Mortgages.....                               8.856%                 6.47         120,067        260,928
                                                                                                        --------       --------
VARIABLE-RATE MORTGAGES
 First Union National Bank(8).........  Randolph Plaza & Mountain
                                        Square                       9.250%   06/01/02       1.4          23,309         58,017
 First Union National Bank(8).........  Fire Mountain                9.250%   08/01/02       1.6          10,147         11,448
 Sanwa Bank California(8).............  El Camino North              9.250%   02/28/03       2.2          25,000             --
 Chase Manhattan Bank(10).............  Chino                         9.15%   11/29/03       2.9          16,150             --
 Chase Manhattan Bank(10).............  Fullerton                     9.15%   11/29/03       2.9          24,000             --
 Chase Manhattan Bank(10).............  LaVerne                       9.15%   11/29/03       2.9          10,035             --
                                                                                                        --------       --------
       Total Variable-Rate
         Mortgages....................                               9.204%                 2.29         108,641         69,465
                                                                                                        --------       --------
OTHER SECURED DEBT
 CRA -- Certificates of Participation,
   Series 1985........................  Baldwin Hills                5.300%   12/01/14      13.9          30,000         30,000
 CDC -- Certificates of Participation,
   Series 1985........................  Willowbrook                  5.200%   12/01/15      14.9           6,000          6,000
 G.E. Capital(5)......................  Secured Line of Credit       9.330%   03/31/02      1.25          53,344             --
 Chase Manhattan Bank(4)..............  Secured Line of Credit       8.376%        N/A                        --        158,075
                                                                                                        --------       --------
       Total Other Secured Debt.......                               7.699%                 6.42          89,344        194,075
                                                                                                        --------       --------
       TOTAL SECURED DEBT.............                               8.650%                 5.03         318,052        524,468
 Convertible debentures(6)............                               7.500%   01/15/01       0.0         128,548        128,548
 Exchangeable debentures(7)...........                               7.250%   12/27/03       3.0              --         30,000
                                                                                                        --------       --------
       TOTAL DEBT OUTSTANDING.........                               8.319%                 3.59        $446,600       $683,016
                                                                                                        ========       ========

---------------
 (1) Loan fully defeased as of 12/07/00.

 (2) Secured by KMart - Rocklin, KMart - Madera and KMart - Phoenix.

 (3) Secured by Lakewood, Sam's Club - Downey, and Parkway Place.

 (4) Secured by Media City, Medford Shopping Center, Ross Center, Madera Marketplace, Vancouver Park Place, Sunrise Place, Marshall's Plaza, Ross Plaza - Silverdale, Frontier Village, Rheem Valley, Southern Palms and Rosedale. Interest rate at 300 basis points over LIBOR, decreasing to 275 basis points over LIBOR at 75% LTV (inclusion of Wal-Mart at BHCP) and 250 basis points over LIBOR at 70% LTV.

 (5) Secured line of credit replaced with new GE Capital line of credit March 31, 2000. See (4) above.

 (6) Convertible debentures bear interest at 7 1/2% and mature January 15, 2001. Such debentures are convertible into common stock at a conversion price of $18.00 per share.

 (7) Exchangeable debentures were repaid November 3, 2000.

 (8) Interest based on LIBOR plus 250 basis points.

 (9) Asset sold during 2000.

(10) Interest based on LIBOR plus 230 basis points.

                               CENTER TRUST, INC.
                      SCHEDULE OF MORTGAGE DEBT MATURITIES
                               DECEMBER 31, 2000

                                                  SCHEDULED                    PERCENT OF
                                                 AMORTIZATION    SCHEDULED        DEBT
                     YEAR                          PAYMENTS      MATURITIES     MATURING      TOTAL
                     ----                        ------------    ----------    ----------    --------
2001...........................................    $ 2,766        $  8,105         2.7%      $ 10,871
2002...........................................      2,624          95,110(1)     32.0%        97,734
2003...........................................      2,131          89,619        30.1%        91,750
2004...........................................      2,269              --                      2,269
2005...........................................      2,399              --                      2,399
2006...........................................      2,224          10,638         3.6%        12,862
2007...........................................      1,276              --                      1,276
2008...........................................      1,366              --                      1,366
2009...........................................        908          58,156        19.5%        59,065
2010...........................................        499              --                        499
Thereafter.....................................      1,962          36,000        12.1%        37,961
                                                   -------        --------       -----       --------
Total..........................................    $20,424        $297,628       100.0%      $318,052
                                                   =======        ========       =====       ========

---------------
(1) Includes amount outstanding on the Company's secured credit facility which is due on March 31, 2002.